Exhibit 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                            THE PERIOD ENDED 05/04/02

IN RE:
                                     CASE NO:          01-44007 THROUGH 10-44015
                                                       -------------------------
                                     Chapter 11
Phar-Mor, Inc                        Judge:                   Judge Bohda
----------------                                       -------------------------


As debtor-in-possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

                     Summary of Cash & Debt Activity                     Page 3
     ------------
                     Weekly Cash Summary                                 Page 4
     ------------
                     Accounts Receivable Rollforward                     Page 5
     ------------
                     Inventory Rollforward                               Page 6
     ------------
                     Accounts Payable Rollforward                        Page 7
     ------------
                     Officer & Director Pay                              Page 8
     ------------
                     Closed Bank Accounts                                Page 9
     ------------

and they have prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2) That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

3) That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases are current.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.


Dated:      5/15/02                           /s/ Martin S. Seekely
        ------------------------             -----------------------------------
                                               Debtor-in-Possession


                                                Vice President and Chief
                                                   Financial Officer
                                             -----------------------------------
                                               Title

                                                330-740-2920
                                             -----------------------------------
                                                Phone

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


Phar-Mor, Inc
Lead Schedule(1)(2)

Summary of Cash and Debt Activity

                                                                   5-Weeks Ended
                                                                      05/04/2002
                                                                 ---------------
Cash Summary (3) (4)
------------
Beginning Cash Balance                                             $    868,069

+ Total Receipts                                                   $ 80,094,852
- Total Disbursements                                                82,090,414
                                                                   ------------
                   Net Cash Activity                               $ (1,995,562)

Cash Balance before Debt                                           $ (1,127,493)
Net Fleet Activity                                                    1,907,042
                                                                   ------------
                 Ending Cash Balance                               $    779,549

Fleet Retail Finance Debt Activity Summary (4)
----------------------------------------------                                                                   ------------
Beginning Revolver Balance                                         $ 37,919,456
+/- Total Facility Activity (5)                                       2,936,533
                                                                   ------------
             Ending Revolver Balance                               $ 40,855,989

Attached Schedules
Schedule Name                                                         Page
-------------                                                         ----
Schedule A - Weekly Cash Summary                                       4
Schedule B - Accounts Receivable Rollforward                           5
Schedule C - Inventory Rollforward                                     6
Schedule D - Accounts Payable Rollforward                              7
Schedule E - Officer and Director Pay                                  8
Schedule F - Closed Bank Accounts                                      9

(1) The Operating Report covers the period of March 31, 2002 through May 4, 2002 (end of fiscal April) unless otherwise noted
(2) All information in this monthly operating report includes all filing entities of Phar-Mor, Inc. Separate information is not available as financial information and cash activity is commingled among all filing entities.
(3) All cash information within the Operating Report excludes cash balances at stores, cash in transit from stores, cash balances in store depository accounts, or outstanding checks
(4) See Schedule A (Pg 4) for the weekly detail of cash and debt activity summarized on this page
(5) Includes borrowings, pay-downs, changes in letter of credit balances, and fees and adjustments made by Fleet

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
Phar-Mor, Inc
Schedule A-Weekly Cash Summary(1)


                                                                   April Cash Activity
                                         04/06/2002      04/13/2002      04/20/2002     04/27/2002      05/04/2002          Total
                                        --------------------------------------------------------------------------------------------
Operating Cash Activity
+ Cash Receipts                        $  7,427,995    $  7,789,055    $  6,631,370    $  7,539,293    $  6,311,690    $ 35,699,403
+ Credit/Debit Card Receipts              4,608,295       4,462,657       4,459,433       4,149,656       4,369,383      22,049,424
+ AR & 3rd Party Receipts                 3,955,897       3,294,626       2,297,729       2,502,026       6,113,041      18,163,319
+ Other Receipts (2)                        818,306       1,149,934         604,826         959,932         649,708       4,182,706
                                       ------------    ------------    ------------    ------------    ------------    ------------
                      Total Receipts   $ 16,810,493    $ 16,696,272    $ 13,993,358    $ 15,150,907    $ 17,443,822    $ 80,094,852

- AP & Vendor Payments                 $ 16,375,313    $ 13,312,965    $ 12,549,301    $ 12,283,596    $ 15,061,832    $ 69,583,007
- Non-Merchandise Payments                  829,742       1,086,728         593,719       2,243,650         681,790       5,435,629
- Total Payroll                           1,507,095       1,391,043       1,413,145       1,363,261       1,397,234       7,071,778
                                       ------------    ------------    ------------    ------------    ------------    ------------
                 Total Disbursements   $ 18,712,150    $ 15,790,736    $ 14,556,165    $ 15,890,507    $ 17,140,856    $ 82,090,414
                                       ------------    ------------    ------------    ------------    ------------    ------------


Net Operating Cash Activity            $ (1,901,657)   $    905,536    $   (562,807)   $   (739,600)   $    302,966    $ (1,995,562)
                                        ------------    ------------    ------------    ------------    ------------    ------------

Pre-Debt Cash Summary
Beginning Cash Balance                 $    868,069    $    878,542    $    976,446    $    875,102    $    870,926    $    868,069
+/- Net Cash Activity                    (1,901,657)        905,536        (562,807)       (739,600)        302,966      (1,995,562)
                                        ------------    ------------    ------------    ------------    ------------    ------------

            Cash Balance before Debt   $ (1,033,588)   $  1,784,078    $    413,639    $    135,502    $  1,173,892    $ (1,127,493)

Fleet Activity
+ Weekly Borrowings                    $ 18,040,000    $ 15,260,000    $ 14,035,000    $ 15,370,000    $ 16,540,000    $ 79,245,000
- Weekly Paydown                        (16,127,870)    (16,067,632)    (13,573,537)    (14,634,576)    (16,934,343)    (77,337,958)
                                        ------------    ------------    ------------    ------------    ------------    ------------
                  Net Fleet Activity   $  1,912,130    $   (807,632)   $    461,463    $    735,424    $   (394,343)   $  1,907,042

                                        ------------    ------------    ------------    ------------    ------------    ------------
Cash Balance After Debt                $    878,542    $    976,446    $    875,102    $    870,926    $    779,549    $    779,549
                                        ------------    ------------    ------------    ------------    ------------    ------------


Summary of Outstanding Debt
Beginning Revolver Balance (3)         $ 37,919,456    $ 40,425,390    $ 39,617,758    $ 40,106,732    $ 40,842,156    $ 37,919,456
+/- Net Fleet Activity                    1,912,130        (807,632)        461,463         735,424        (394,343)      1,907,042
+/- Fleet Fees & Adjustments                193,804            --            27,511            --           138,176         359,491
+/- Changes in LOCs                         400,000            --              --              --           270,000         670,000
                                       ------------    ------------    ------------    ------------    ------------    ------------

          Ending Revolver Balance (3)  $ 40,425,390    $ 39,617,758    $ 40,106,732    $ 40,842,156    $ 40,855,989    $ 40,855,989


(1) Based on the timing of checks clearing (no float)
(2) Includes proceeds received from asset sales (inventory, scripts files)
(3) Includes letters of credit of approximately $6.6 million

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
Phar-Mor, Inc
Schedule B-Accounts Receivable Rollforward(1)
                                                                                 5-Weeks Ended
                                                                                   05/04/2002
                                                                              ------------------------
Rollforward


Beginning Balance as of 03/31/02                                              $ 16,431,367

+ Sales on Account                                                            $ 18,459,836
- Collections/Adjustments                                                      (17,315,959)
                                                                               ------------
             Net Change in Receivables                                        $  1,143,877

Ending Receivables Balance                                                    $ 17,575,244


Ending Balance Aging
                                                                                 Balance     % of Total
                                                                               ------------------------
0-30 Days                                                                     $ 13,500,359       76.8%
31-60 Days                                                                       2,231,742       12.7%
61-90 Days                                                                         676,538        3.8%
Over 90 Days                                                                     1,166,605        6.6%
                                                                               ------------------------

                                 Total                                        $ 17,575,244      100.0%




(1) Accounts receivables relate to pharmacy 3rd party amounts owed and amounts owed from credit card companies




Phar-Mor Inc
Schedule C-Inventory Rollforward(1)


                          Week Ended    04/06/2002      04/13/2002      04/20/2002      04/27/2002      05/04/2002         Total
                                      -----------------------------------------------------------------------------   --------------

Beginning Inventory                   $ 122,802,814   $ 122,770,513   $ 122,843,314   $ 122,765,333   $ 122,075,557   $ 122,802,814

Add: Purchases                           11,626,696      12,571,255      11,146,899      10,124,817      13,286,389      58,756,056

Less:Cost of Goods Sold               $ (11,217,856)  $ (11,950,059)  $ (10,780,594)  $ (10,523,530)  $ (12,317,616)  $ (56,789,655)
     COGS Adj-Vendor Markdwn               (159,077)       (275,871)       (173,508)       (103,392)       (177,658)       (889,506)
     COGS Adj-Dir Charge(add back)           (3,589)         10,594          12,073          25,483          71,085         115,646
     COGS-Other dist(not incl above)           --              --              --              --              --              --
     Damages                                (39,501)        (26,620)        (26,424)        (39,763)       (111,916)       (244,224)
     Returns to Vendor                     (238,974)       (256,498)       (256,427)       (181,469)       (133,331)     (1,066,699)
     Actual Shrinkage/Cycle Counts             --              --              --             8,078      (1,864,751)     (1,856,673)
     Closed Store Inventory (2)                --              --              --              --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
                  Total Deductions    $ (11,658,997)  $ (12,498,454)  $ (11,224,880)  $ (10,814,593)  $ (14,534,187)  $ (60,731,111)

Ending Inventory (3)                  $ 122,770,513   $ 122,843,314   $ 122,765,333   $ 122,075,557   $ 120,827,759   $ 120,827,759

(1) Schedule includes inventory in the Distribution Center and in the stores
(2) Represents pharmacy and front-end inventory sold to third parties
(3) Ending inventory does not tie to financial statements. Difference relates to pre-closing adjustments made to inventory values prior to financial statement close



Phar-Mor, Inc
Schedule D-Accounts Payable Rollforward


                                                               5-Weeks Ended
                                                                05/04/2002
                                                   ----------------------------------
Rollforward

Beginning Balance as of 03/31/02 (1)                    $ 16,067,867

+ New Credit                                            $ 65,173,090
- Checks Cut                                             (64,923,412)
- Wires Issued                                            (5,431,675)
                                                   ------------------
                Net Change in Payables                  $ (5,181,997)

Ending Payables Balance (2)                             $ 10,885,870


Ending Balance Aging
                                                        Balance        % of Total
                                                   ----------------------------------
0-30 Days                                               $ 14,321,684          131.6%
31-60 Days                                                  (271,424)          -2.5%
61-90 Days                                                  (246,302)          -2.3%
Over 90 Days                                              (2,918,088)         -26.8%
                                                   ----------------------------------
                                 Total                  $ 10,885,870          100.0%


(1) Payables balance is zero on petition date per the automatic stay provision
(2) Debit balance is the result of "cash in advance" terms and deposits paid to vendors during the Operating Report period

Phar-Mor, Inc
Schedule E-Officer and Director Pay




                04/06/2002   04/13/2002   04/20/2002   04/27/2002  05/04/2002       Total
                ---------------------------------------------------------------------------

Non-Officer     $1,450,975   $1,270,071   $1,370,622   $1,210,250   $1,338,691   $6,640,609
Officers            56,120      120,972       42,523      153,011       58,543      431,169
                ----------   ----------   ----------   ----------   ----------   ----------
Total Payroll   $1,507,095   $1,391,043   $1,413,145   $1,363,261   $1,397,234   $7,071,778

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Phar-Mor, Inc
Schedule F-Closed Bank Accounts




  Financial Institution   Entity      Account Name    Account Number       Date

       No Bank Accounts Closed During This Period.